Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Stephen Bargo, hereby certify that to the best of my knowledge, the Quarterly Report on Form 10-Q of Nogal Energy, Inc. for the quarterly period ended June 30, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Nogal Energy, Inc.

By:	/s/ Stephen Bargo
	Name:	Stephen Bargo
	Title:	Chief Executive and Accounting Officer

November 6, 2014